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CUSIP NO. 00207W 10 0


                                  EXHIBIT 7.1

                            JOINT FILING STATEMENT


     Pursuant to Rule 13d-1(k)(1), we, the undersigned, hereby express our agreement that the attached Schedule 13D is filed on behalf of each of us.


                                        Dated:  August 2, 2001


                                        CCLP, LTD.

                                        By:   /s/ DAVID CHARNEY
                                           ------------------------------
                                           Its General Partner


                                            /s/ DAVID CHARNEY
                                        ----------------------------------
                                                David Charney